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                                          Exhibit (10)-9
                                          Unicom Corporation and
                                          Commonwealth Edison Company
                                          Form 10-K File Nos. 1-11375and 1-1839


                              Unicom Corporation
             1999 Annual Incentive Award for Management Employees
             Under the Unicom Corporation Long-Term Incentive Plan


          Unicom Corporation, an Illinois corporation (the "Company"), hereby grants to each Employee (as hereinafter defined), as of January 1, 1999 or, if later, the date of the commencement of such Employee's employment with an Employer (as hereinafter defined) (the later of such dates being referred to herein as the "Grant Date"), in accordance with the provisions of the Unicom Corporation Long-Term Incentive Plan (as in effect from time to time, the "Plan"), an incentive award (each, an "Award") in the amount and upon and subject to the restrictions, terms and conditions set forth below. Capitalized terms not defined herein shall have the meanings specified in the Plan.

          1.   Recipients of Awards.  Subject in all respects to the provisions
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hereof, recipients of Awards hereunder shall consist of:

          (a) each employee of Commonwealth Edison Company ("ComEd") (other than (i) the Chairman and Chief Executive Officer, and (ii) any temporary employee) who is on the management or executive payroll during calendar year 1999, provided such employee is placed on such payroll prior to November 1, 1999; and

          (b) each employee of any other Subsidiary/1/ selected from time to time by the Committee/2/ to receive an Award hereunder.

Each such employee is referred to herein as an "Employee," and the term "Employer" shall mean the employer of an Employee.

          2.   Award Amount.
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__________________________
/1/ A "Subsidiary" is defined in the Plan as being 51% or more owned.

/2/ "Committee" means the Corporate Governance and Compensation Committee of the Board of Directors.

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           (a) The total amount payable to each Employee in connection with an
     Award (the "Total Award Amount") shall be determined in accordance with the following formula:

                                                                Individual
     Total      Employee's      Payout          Performance     Performance
     Award   =  Salary       X  Opportunity  X  Payout       X  Payout
     Amount                     Percentage      Percentage      Percentage

           "Employee's Salary" shall mean:

     (i) if an Employee's position is in salary grade level 5 or above, or equivalent, and the position or the Employee is classified as working standard hours of 40 hours per week, the sum of (a) the product of an Employee's monthly scheduled rate of pay, determined as of the close of November 1, 1999 (or such earlier date during 1999 in which the Employee's employment terminates or the Employee ceases to be in a position in salary grade level 5 or above, or equivalent), multiplied by 12, plus (b) the quarterly income from such Employee's Deferred Compensation Units, if any (whether such Units were granted by the Company or by ComEd), multiplied by 4; and

     (ii) if an Employee's position is in salary grade level 5 or above, or equivalent, and the position or the Employee is not classified as working standard hours of 40 hours per week, the sum of (a) the product of an Employee's hourly scheduled rate of pay, determined as of the close of November 1, 1999 (or such earlier date during 1999 in which the Employee's employment terminates or the Employee ceases to be in a position in salary grade level 5 or above, or equivalent), multiplied by 2080, plus (b) the quarterly income from such Employee's Deferred Compensation Units, if any (whether such Units were granted by the Company or by ComEd), multiplied by 4; and

     (iii) if an Employee's position is in salary grade level entry through 4, or equivalent, the sum of such payroll earnings as have been determined by the Plan Administrator to be applicable for purposes of an Award hereunder.

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          "Payout Opportunity Percentage" shall mean the percentage indicated on the following table, based upon grade level and level of achievement of the applicable goal:

====================================================================================================================
                                                 Threshold Payout         Target Payout           Maximum Payout
Grade Level                                         Percentage              Percentage              Percentage
====================================================================================================================
Rated - Grades Entry - 9                               3.75                     7.5                    15.0
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Rated - Grades 10 -11                                  6.25                    12.5                    25.0
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Group -- Grade 12                                      10.0                    20.0                    40.0
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Group -- Grades 13 - 14                                12.5                    25.0                    50.0
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Executive -- Grades 15 - 17                            15.0                    30.0                    60.0
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Executive -- Grade 18                                  20.0                    40.0                    80.0
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Executive -- Grade 19                                  22.5                    45.0                    90.0
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Executive -- Grade 20                                  25.0                    50.0                   100.0
--------------------------------------------------------------------------------------------------------------------
Executive - Grade 21                                   27.5                    55.0                   110.0
--------------------------------------------------------------------------------------------------------------------
Executive -- Grade 23                                  35.0                    70.0                   140.0
====================================================================================================================

     Percentage deviation from the Target Payout Percentage shall be used in determining the applicable Payout Opportunity Percentage for goal achievement between zero and the Maximum Payout Percentage level. With respect to any Employee described in Section 1(b), the Payout Opportunity Percentage shall mean such percentage(s) as may be established by the Committee at the time of such Employee's selection by the Committee to receive an Award hereunder.

          "Performance Payout Percentage" shall mean for each Employee, the sum of the weighted payout percentages for each assigned goal, as determined by the Committee, based on the relative achievement of such goals.

          "Individual Performance Payout Percentage" shall mean (i) in the case of an Employee who is rated as performing in the "A" category, 120%, 115%, or 110%, as determined by the Employee's supervisor, department head and/or business unit leader, (ii) in the case of an Employee who is rated as having performed in the "B" category," 100%, and (iii) in the case of an Employee who is rated as performing in the "C" category, 0%.

     The Total Award Amount determined for any Employee shall be subject to adjustment as provided in Sections 3, 4, and 5 (as so adjusted, the "Adjusted Total Award Amount").

          (b) Subject to Section 7, the Adjusted Total Award Amount for any Employee shall be paid (i) in the case of an Employee whose position is in salary grade level entry to 11, or equivalent, 100% in cash after the

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     application of Section 9.2, and (ii) in the case of all other Employees,
     25% in shares of Common Stock (the amount payable in shares of Common Stock being referred to herein as the "Stock Payment Amount") and the remainder in cash, after the application of Section 9.2.

          3.   Reduction of Total Award Amount in Certain Instances.
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          3.1  Partial Year of Employment.  In the event that:
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          (a)  during 1999, an Employee (i) is first placed on the management or executive payroll after January 1/st/ and prior to November 1/st/, (ii) is on a voluntary leave of absence or long-term disability, (iii) retires under the pension plan of any Employer, or (iv) dies; or

          (b) an Employee's employment with the Employers is terminated during 1999 as a result of (i) the sale, permanent closure or other disposition of any generation facility, (ii) the sale or other disposition of any business unit or functional group (or portion thereof) that includes such Employee,
     (iii) the Employer's decision to have a third party provide the services provided by the functional group that includes such Employee; or

          (c) an Employee accepts severance pay under a voluntary separation plan or is entitled to payment under any other severance plan or arrangement that provides for an Award,

then the Total Award Amount shall be determined as follows:

     (i) with respect to an Employee whose position is in salary grade level 5 or above, or equivalent, the Total Award Amount will be prorated by multiplying it by a fraction, the numerator of which is the number of days during 1999 the Employee was employed by an Employer (or Employers) in a position in salary grade level 5 or above, or equivalent, and the denominator of which is 365; and

     (ii) with respect to an Employee whose position is in salary grade level entry through 4, or equivalent, the Total Award Amount will be based on the sum of such payroll earnings as have been determined by the Plan Administrator to be applicable for purposes of an Award hereunder, for the period during 1999 in which the Employee was employed by an Employer (or Employers) in a position in salary grade level entry through 4, or equivalent.

          3.2  Other Incentive Plans.  In the event that during 1999, an
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     Employee participates in or becomes eligible to participate in, any sales
     or

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     group incentive plan that precludes receipt of an Award hereunder (such incentive plans collectively referred to herein as "Other Incentive Plans"), then the Total Award Amount shall be determined as follows:

          (a) with respect to an Employee whose position is in salary grade level 5 or above, or equivalent, the Total Award Amount will be prorated (after any adjustment required by Section 3.1) by multiplying it by a fraction, the numerator of which is the total number of days during 1999 that the Employee was employed by an Employer (or Employers) in a position in salary grade level 5 or above, or equivalent, and was not a participant in, or eligible to participate in, an Other Incentive Plan, and the denominator of which is 365; and

          (b) with respect to an Employee whose position is in salary grade level entry through 4, or equivalent, the Total Award Amount will be based on the sum of such payroll earnings as have been determined by the Plan Administrator to be applicable for purposes of an Award hereunder (after any adjustment required by Section 3.1), for the period during 1999 in which the Employee was employed by an Employer (or Employers) in a position in salary grade level entry through 4, or equivalent, and was not a participant in, or eligible to participate in, an Other Incentive Plan.

          4.   Part-Time Employees.  For an Employee who is a part-time
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Employee (as determined in accordance with his or her Employer's personnel practices), the Total Award Amount shall be determined as follows:

          (a) with respect to an Employee whose position is in salary grade level 5 or above, or equivalent, the Total Award Amount will be prorated by multiplying it by a fraction, the numerator of which is the number of hours the Employee was scheduled to work for an Employer (or Employers) during 1999 and the denominator of which is 2080; and

          (b) with respect to an Employee whose position is in salary grade level entry through 4, or equivalent, the Total Award Amount will be based on the sum of such payroll earnings which have been determined by the Plan Administrator to be applicable for purposes of an Award hereunder (after any adjustment required by Section 3.1), for the period during 1999 in which the Employee was employed by an Employer (or Employers) in a position in salary grade level entry through 4, or equivalent.

This Section 4 shall be applied prior to the application of Section 3.1 for any Employee who is described therein.

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          5.   Transfer of Employee from One Business Unit or Production
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Facility to Another Business Unit or Production Facility.  In the event that an
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Employee is transferred from one business unit to another business unit or production facility prior to November 1, 1999, the Total Award Amount for such Employee will equal the sum of the Award amounts determined on a prorated basis with respect to each business unit. With respect to an Employee who transfers from one business unit to another on or after November 1, 1999, the Award amount for the remainder of the year will be determined entirely based upon the goals of the business unit from which the Employee transferred.

          6.   Settlement of Awards.  Payment of the Adjusted Total Award
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Amount, if any, will be made to an Employee as soon as practicable after the
Company's audited financial results are available for calendar year 1999. The number of shares of Common Stock payable as part of any Stock Payment Amount to an Employee shall be computed by dividing the Stock Payment Amount by the value of one share of Common Stock; provided, however, that shares that may become payable to an Employee hereunder shall not be issued if the aggregate number of shares payable to such Employee does not exceed 25 (and, in such case, cash shall be paid in an amount equal to the value of the shares that would have been issued but for this proviso). Fractional shares of Common Stock that may become payable to an Employee hereunder shall be awarded if the shares awarded to such Employee exceed 25 and are held in non-certificated, book-entry or electronic form; otherwise, any such fractional shares shall be paid in cash. For purposes of this Section, the value of a share of Common Stock shall be the average of the closing prices of a share of Common Stock as reported in The Wall Street Journal as New York Stock Exchange Composite Transactions during the last calendar quarter of 1999 (appropriately adjusted for any stock-split, stock dividend or other similar event).

          7.   Termination of Employment.  An Employee whose employment with all
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Employers terminates on or prior to December 31, 1999 for any reason other than those described in Section 3.1 shall not be entitled to payment of any Award hereunder.

          8.   Rights as a Stockholder.  No Employee shall have any rights as a
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stockholder of the Company with respect to any shares of Common Stock that may be payable hereunder unless and until such shares shall have been issued to such Employee or otherwise credited to an account for the benefit of such Employee.

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          9.   Additional Terms and Conditions of Award.
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          9.1. Non-Transferability of Award.  In accordance with Section 13.5 of
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the Plan, except as otherwise specifically provided by the Plan or by law, no
Award may be transferable in any manner other than by will or the laws of descent and distribution, and any attempt to transfer any such Award shall be void; provided, however, that the foregoing shall not restrict the ability of any Employee to transfer any cash or Common Stock received as part of the payment of the Adjusted Total Award Amount. In accordance with Section 13.5 of the Plan, Awards shall not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award nor shall they be subject to attachment or legal process for or against such person.

          9.2. Withholding Taxes.  As a condition precedent to the delivery to
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the Employee of cash or Common Stock hereunder and in accordance with Section
13.4 of the Plan, the Company may deduct from any amount (including any payment of the Adjusted Total Award Amount) payable then or thereafter payable by the Company to the Employee, or may request the Employee to pay to the Company in cash, such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over with respect to the Award.

          9.3. Compliance with Applicable Law.  Each Award is subject to the
               ------------------------------
condition that if the listing, registration or qualification of the shares of Common Stock subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of such shares hereunder, such shares may not be delivered, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained.

          9.4. Award Subject to the Plan.  This Award is subject to the
               -------------------------
provisions of the Plan, and shall be interpreted in accordance therewith.

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